Investment Outlook May, 2010 Kevin E. Grant, CFA President & CEO Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the
Company’s expectations for future financial performance, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,”
“intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging, changes in accounting and reporting requirements, changes in the composition of the Board of Governors of the
Federal Reserve, and various other risks and uncertainties related to our business and the economy.  Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Objective
Target Assets
Senior Management
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust formed in January 2006
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Ample Financing
Sources
Currently financing lines with 25 lenders
Swap agreements with 6 counterparties
Dividend Policy
Company intends to distribute all or substantially all of its REIT taxable income
Scaled Management Fee: 1.0% to 1.5%
No Incentive Fee

-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
0.00
1.00
2.00
3.00
4.00
5.00
Attractive Environment Likely to Persist
Mortgage Yields Currently Attractive
Par-Priced 5/1 hybrid yields now 3.60%
(1)
30 Year fixed yields now 4.40%
(1)
15 Year fixed yields now 3.70%
(1)
Hedging costs remain reasonable
Steep Curve
Creates significant positive carry
Significant ROE
Hedge flexibility very important
No signs of inflation
Source:   Bloomberg.
(1) As of April 30, 2010
5/1 Hybrid Net Interest Margin: 1/05 – 4/10
4/30/10
5 Year Swap vs 1 Month LIBOR: 1/05 – 4/10
4/30/10

0.000
0.500
1.000
1.500
2.000
2.500
3.000
3.500
4.000
4.500
5.000
Wide Spreads Create Good Environment
Source:   Bloomberg.
Note:       Spreads calculated as: (i) 5/1 Hybrids Index – 50/50 3-Year Swaps/LIBOR, and (ii) 5/1 Hybrids Index – 1-Month LIBOR Index.
5/1 Hybrids Hedged with Swaps: 1/05 – 4/10
Simple “Carry
Trade”
Borrow Short/
Lend Long
Hedged Hybrids (i) Unhedged Hybrids (ii)
4/30/10
CYS
Investment Strategy

5
0

10
15
20
25
30
35
10 Year Treasury Note Auctions
2/00 – 3/10
Treasury Auction Volume Exploding
0
5
10
15
20
25
30
35
40
45
50
2 Year Treasury Note Auctions
2/00 – 3/10
0
5
10
15
20
25
30
35
40
45
3 Year Treasury Note Auctions
2/00 – 3/10
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/00 – 3/10
0
5
10
15
20
25
30
35
40
45
7 Year Treasury Note Auctions
2/00 – 3/10
30 Year Treasury Note Auctions
2/00 – 3/10
0
2
4
6
8
10
12
14
16
18
0
5
10
15
20
25
30

Fed Board to Become More Dovish
Hawkish Dovish Neutral
Hoenig Bullard
Plosser Fisher
Lacker
Duke
Tarullo
Evans
Dudley
Pianalto
Warsh Kohn
Kocherlakota
Lockhart Pianalto Yellen
Rosengren
Raskin Diamond
Bernanke
Obama Nominees
Governors
2010 Voters
2011 Voters
2012 Voters
Source: Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of
Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

The Next 30 (78?) Months…
Cabinet Appointees with Private Sector Experience
Source: JP Morgan Global Wealth Management
8%
28%
31%
36%
36%
39%
40%
43%
45%
47%
48%
50%
50%
51%
52%
53%
53%
56%
58%
Obama
Kennedy
Carter
T. Roosevelt
Clinton
Taft
Hoover
Ford
Johnson
Coolidge
Harding
F.D. Roosevelt
Truman
Wilson
G.H.W. Bush
Nixon
G.W. Bush
Reagan
Eisenhower
1
1
Secretaries of State, Commerce, Treasury, Agriculture, Interior, Labor, Transportation, Energy, Housing and Urban Development

Economic Recovery Below Normal Pace
S&P/Case-Shiller U.S. National Home Price Indices
1988 – Present
% Change - Year to Year
Capacity Utilization: Manufacturing
2004 – Present
%
Unemployment Rate
Source: S&P, Fiserv, and Macromarkets LLC/Haver Analytics, BLS

Portfolio Characteristics
CYS Portfolio Characteristics
Source: Company data as of March 31, 2010; Bloomberg
(1) Months to reset
(2) Q1 2010
(3) Interest Only loans
Par Value
Asset Type (in thousands) Cost Price MTR
1
Coupon CPR
2
I/O Loans
3
Short Reset ARMs 203,252 $           101.35 $    104.10 $     10.0 3.9% 29.6% 50.0%
Hybrid ARMs 472,427 101.03 104.31 47.6 4.4% 32.8% 60.0%
Fixed Rate 1,055,675 101.58 103.22 NA 4.5% 12.3% 1.2%
Total/Weighted-Average 1,731,354 $        101.40 $    103.62 $     36.3 4.4% 22.0% 23.0%
Interest Rate Swaps 740mm 2.4 Year 2.03%
Weighted Average

CYS Exposure to FNMA/FHLMC Buyouts: Very Limited
FNMA 120 Day Delinquency Buckets
Source: FNMA March 1, 2010 Press Release, refer to: http://www.fanniemae.com/newsreleases/2010/4960.jhtm; Company data as of March 31, 2010.
Per March 1, 2010 FNMA Press Release CYS Exposure
MBS Product
Year of
Issuance
Coupon <
4.5%  4.5% - 5% 5% - 5.5% 5.5% - 6% 6 - 6.5%
Face Value
(millions)
% of Total
Assets
Implied
Reinvestment Need
(millions)
30 Year (CL-prefix)
2009  0.02% 0.03% 0.17% 0.60% 1.59% -
2008  1.33% 0.78% 1.81% 3.43% 7.07% 22 1.2% 1.56
2007  2.39% 3.22% 4.87% 6.52% 11.03% -
2006  4.91% 2.74% 4.70% 6.72% 9.40% -
2005  2.32% 1.99% 3.47% 5.72% 10.57% -
15 & 10 Year (CI & CN-prefixes)
2009  0.01% 0.04% 0.13% 0.19% 0.46% 452 25.0% 0.16
2008  0.38% 0.35% 0.55% 0.83% 1.69% 44 2.4% 0.37
2007  1.44% 1.11% 1.34% 1.84% 3.04% -
2006  1.24% 1.85% 1.67% 2.43% 3.62% -
2005  0.86% 1.09% 1.60% 2.97% 5.72% -
Interest Only
2009  0.00% 0.00% 0.55% 0.63%
0.93%
2008  0.00% 7.36% 5.09% 8.31% 13.22%
2007  0.00% 5.39% 13.08% 15.72% 22.56% 13 0.7% 2.93
2006  0.00% 2.08% 7.78% 12.75% 18.40%
2005  0.00% 6.80% 5.48% 10.00% 14.15%
ARMs: Amortizing
2009  0.03% 0.50% 1.02% 0.00% 0.00% 142 7.9% 0.04
2008  1.91% 3.73% 5.36% 9.62% 36.05% 22 1.2% 1.18
2007  2.76% 4.53% 11.29% 13.37% 11.94% -
2006  29.09% 7.44% 10.96% 15.03% 21.08% -
2005  16.19% 7.83% 9.87% 17.28% 6.60% -
2004 and earlier 4.46% 4.20% 4.76% 7.57% 1.59% 98 5.4% 4.37
ARMs: Interest Only
2009  0.06% 0.16% 0.86% 5.61% 0.00% 166 9.2% 0.10
2008  6.22% 5.24% 6.54% 10.14% 18.74% -
2007  10.20% 13.84% 17.45% 25.22% 32.25% 45 2.5% 11.35
2006  20.86% 11.23% 14.58% 21.36% 29.71% 30 1.7% 6.41
2005  14.41% 12.37% 12.86% 25.11% 12.95% 32 1.8% 3.96
2004 and earlier 8.55% 6.71% 6.24% 15.80% 11.51% 5 0.3% 0.43
-
-
-
-
$
$

-0.500
0.000
0.500
1.000
1.500
2.000
2.500
3.000
3.500
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Attractive Repo Market Dynamics
Money Market Funds Awash in Cash
Assets remain very high
Flight to quality on asset mix
Agency RMBS a major beneficiary
Source:   Bloomberg.  Market data as of April 29, 2010.
LIBOR vs Fed Funds: 10/07 – 4/10
Money Market Fund Assets: 8/01 - 4/10
Lower Spreads Reduce Funding Costs and
Improved Availability
TARP
TSLF and TALF
Fed funds target rate: 0 to 0.25%
4/30/10
($ in billions)
(%)
4/29/10

Non-Agency Legacy Assets Recovering
Market
Value
NAV at
Market
(per share)
NAV
at Face Value
(per share)
Remaining
Life
CLO $13.8 MM $0.73 $1.75 8.3 years
RESIX $0.1 MM $0.01 $0.31 28.1 years
Total $13.9 MM $0.74 $2.06
Source:   Company data as of March 31, 2010.
CYS’ CLO & RESIX Securities
CLO Market has improved
Non-Agency assets represent approximately 74 cents of Book Value
Q1 Market appreciation of $4.5mm or 24 cents of Book Value
CLO Cash Distributions expected to resume
RESIX securities likely to be extinguished

History of Transparent and Consistent
Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting – Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred
Competitors likely to move closer to CYS’ financial reporting standards when FASB declares SOP 07-1 effective
Potential to create meaningful adjustments for the other companies

Historical Financials
(1) Includes interest income on Agency RMBS and non-Agency securities.
(2) Net income excluding net realized gain (loss) on investments and swap contracts and net unrealized appreciation (depreciation) on investments and swap contracts.
(3) Calculated by dividing total interest income from Agency RMBS by average Agency RMBS.
(4) Calculated by dividing total interest expense, including net swap interest income (expense) by average repurchase agreements.
(5) Calculated by subtracting average cost of funds & hedge from average yield on Agency RMBS.
(6) Calculated by dividing total liabilities by net assets.
Income Statement Data
Investment Income – Interest Income (1)
Total expenses
Net Investment Income
Net gain (loss) from investments
Net gain (loss) from swap contracts
Net Income (Loss)
Net Income (Loss) Per Common Share (diluted)
Distributions per Common Share
Non-GAAP Measure
Core Earnings (2)
Key Portfolio Statistics
Average Yield on Agency RMBS (3)
Average Cost of Funds & Hedge (4)
Interest Rate Spread Net of Hedge (5)
Leverage Ratio (at period end) (6)
Balance Sheet Data
Cash and Cash Equivalents
Total Assets
Repurchase Agreements
Net assets
Net assets per common share
NET INCOME
Net (gain) loss from investments
Net unrealized (appreciation) depreciation on swap contracts
Core Earnings
3/31/2010 12/31/2009
$16,936.9 $15,767.5
3,217.8 3,102.6
13,719.1 12,664.9
6,464.3 (4,320.5)
(10,040.2) (1,307.5)
$10,143.2 $7,036.9
Quarter Ended
$0.54 $0.37
$0.55 $0.55
$10,424.7 $9,688.0
3.86% 4.01%
1.14% 1.21%
2.72% 2.80%
6.5:1 6.6:1
$775.7 $1,889.7
$1,840,877.9 $1,866,196.3
$1,487,589.2 $1,372,707.6
$244,446.2 $244,291.0
$13.03 $13.02
$10,143.2 $7,036.9
(6,464.3) 4,320.4
$10,424.7 $9,688.0
Non-GAAP Reconciliation:
6,745.8 (1,669.3)

Financial Highlights
Steep yield curve and attractive spreads in target assets
Tailwinds likely to continue
Reinvestment needs relatively low
Non-Agency assets recovering
Investment Company accounting provides transparency

Kevin E. Grant, CFA President & CEO Investment Outlook May, 2010